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                                                                     EXHIBIT 4.1

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated and executed effective as of November 10, 2000, by and between Netzee, Inc., a Georgia corporation (the "Company"), and John H. Harland Company, a Georgia corporation ("Harland"). The Company and Harland are hereinafter collectively called the "Parties."

         WHEREAS, the Company, Harland and certain of Harland's subsidiaries have entered into an Asset Purchase Agreement dated as of September 29, 2000 (the "Acquisition Agreement"), pursuant to which, among other things, the Company has agreed to issue to Harland in the aggregate 4,400,000 shares of the Company's common stock, without par value (the "Common Stock"); and

         WHEREAS, the Company and Harland desire to provide for the rights of Harland and its affiliates with respect to the registration of the shares of Common Stock to be received by Harland and its affiliates pursuant to the Acquisition Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.       Definitions.  For purposes of this Agreement:

         (a) "1933 Act" means the United States Securities Act of 1933, as amended, or any similar U.S. federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time;

         (b) "1934 Act" means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time;

         (c) "Closing" shall mean the date of the Second Closing as defined in the Acquisition Agreement.

         (d) "Commission" means the United States Securities and Exchange Commission or any other U.S. federal agency at the time administering the 1933 Act and 1934 Act;

         (e) "Current Market Price" of each share of Common Stock shall mean (i) the average of the closing prices of the Common Stock reported by the Nasdaq National Market for the five-day period immediately preceding the day in question, as published in The Wall Street Journal (or under any successor quotation system), or, if the Common Stock is no longer traded on the Nasdaq National Market, then under the quotation system or exchange under which such closing prices are reported or, if The Wall Street Journal no longer reports such closing prices, such closing prices as reported by a newspaper or trade journal selected by the Company or (ii) if

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no such closing prices are available on such dates, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

         (f) "Demand Prospectus" shall mean the prospectus included in any Demand Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Registrable Securities covered by the Demand Registration Statement, and in each case including all material incorporated by reference therein.

         (g) "Demand Registration" shall mean a registration required to be effected pursuant to Section 4 hereof.

         (h) "Demand Registration Request" shall have the meaning set forth in Section 4(a) hereof.

         (i) "Demand Registration Statement" shall have the meaning set forth in Section 4(b) hereof.

         (j) "Effective Time" shall mean the first anniversary of the Closing.

         (k) "Maximum Number" shall have the meaning set forth in Section 4(e) hereof.

         (l)      "NASD" means the National Association of Securities Dealers,
Inc.

         (m) "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof, or any other entity of any kind;

         (n)      "Piggyback Registration" shall have the meaning set forth in
Section 5(a) hereof.

         (o) "Piggyback Registration Request" shall have the meaning set forth in Section 5(a) hereof.

         (p) "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement by the Commission;

         (q) "Registrable Securities" means the Shares held by Harland or any of its affiliates, excluding (i) Shares that have been disposed of under any effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 and (iii) Shares held by Harland and its affiliates if and to the extent that any of such Shares are eligible for sale pursuant to Rule 144 and could be sold in one transaction in accordance with the volume limitations of Rule 144(e);


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         (r)      "Registration Expenses" shall mean any and all expenses
incident to performance of or compliance with this Agreement, including, without limitation: (i) all Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any prospectus, certificates and other documents relating to the performance of and compliance with this Agreement,
(iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange, quotation system or exchanges, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing Harland, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by Harland or any of its affiliates, all of which shall be borne by Harland in all cases.

         (s) "Registration Statement" means any registration statement of the Company which includes any of the Registrable Securities pursuant to this Agreement, including the prospectus included or deemed included in the Registration Statement and all amendments and supplements to the Registration Statement or the prospectus, including post-effective amendments, and all exhibits to, and all materials incorporated by reference in, such registration statement;

         (t) "Rule 144" means Rule 144 promulgated under the 1933 Act or any successor provision;

         (u) "Shares" means the 4,400,000 shares of Common Stock that were issued at the Second Closing and any shares of Common Stock issued or issuable as dividends on, or other distributions with respect to, such shares.

         (v) "Shelf Registration Effective Date" shall have the meaning set forth in Section 2(a) hereof.

         (w) "Shelf Prospectus" shall mean the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

         (x) "Shelf Registration" shall mean the registration required to be effected pursuant to Section 2 hereof.


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                  (y)      "Shelf Registration Request" shall have the meaning
set forth in Section 2(a) hereof.

                  (z) "Shelf Registration Statement" shall mean a registration statement of the Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the 1933 Act) required to be filed in accordance with Section 2 hereof that covers all of the Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the 1933 Act, or any similar rule that may be adopted by the Commission, and all amendments (including post-effective amendments) to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

                  (aa) "Shelf Registration Termination Date" shall have the meaning set forth in Section 2(a) hereof.

         All other capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Acquisition Agreement.

         2. Shelf Registration Under the Securities Act for the Benefit of Harland and its Affiliates.

                  (a) Request to File Shelf Registration Statement. Harland, by written request delivered to the Company on or after the 45th day prior to the Effective Time, may request a non-underwritten registration under the 1933 Act of all or any portion of the Registrable Securities held by Harland or its affiliates for sale in the method of disposition specified in such request. Each initial request for a Shelf Registration shall specify the number of Registrable Securities requested to be registered and sold by Harland or its affiliates and the method of disposition to be employed. Any request for registration pursuant to this Section 2(a) shall be referred to herein as a "Shelf Registration Request" and a registration requested pursuant to this
Section 2 shall be referred to herein as a "Shelf Registration." Subject to
Section 2(d), the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be filed within 45 days after the date the Company receives the Shelf Registration Request. The Shelf Registration Statement shall provide for the sale by Harland and its affiliates of the number of Registrable Securities set forth in the Shelf Registration Request in accordance with the terms hereof and the Company will use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 45 days after it is filed (the "Shelf Registration Effective Date"). The Company agrees to use its reasonable commercial efforts to keep the Shelf Registration Statement with respect to the Registrable Securities covered thereby continuously effective until the earlier of one year after the Shelf Registration Effective Date or the date that all of such Registrable Securities have been sold (the "Shelf Registration Termination Date"). Subject to Section 3(b) and Section 3(i), prior to the Shelf Registration Termination Date, the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or any rules and regulations thereunder. The Company is obligated to effect only one Shelf Registration pursuant to this


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Section 2(a). Further, the Company shall not be required to effect a Shelf
Registration at any time that there is an effective Demand Registration Statement on file with the Commission.

                  (b) Inclusion in Shelf Registration Statement. If Harland does not provide the information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such request, but in no event later than 20 days thereafter, it shall not be entitled to have any Registrable Securities included in the Shelf Registration Statement.

                  (c) Inability to File or Maintain Shelf Registration Statement. The Company shall be obligated to comply with the provisions of
Section 2 hereof only if the Company is permitted, under the 1933 Act and the rules and regulations of the Commission then applicable, to file and maintain the Shelf Registration Statement on a Form S-3 registration statement, or on any other similar forms that permit the registration of Registrable Securities and the incorporation by reference of subsequently filed documents under the 1934 Act. In the event that the Company is unable to comply with the provisions of
Section 2 hereof in accordance with the foregoing sentence, the Company shall remain obligated to provide Harland with the demand registration rights provided for in Section 4 hereof; provided, however, that at such later time as the Company is able to comply with the provisions of Section 2 hereof, the Company shall again be obligated to provide Harland with the shelf registration rights provided for in Section 2 hereof.

                  (d) Inclusion of Additional Shares. Harland acknowledges that the Company may be required to include shares of its Common Stock in the Shelf Registration Statement pursuant to the exercise of registration rights by any other Person to whom registration rights have been or will be granted by the Company. Notwithstanding anything in this Agreement to the contrary, the inclusion of such other shares shall be made in accordance with the applicable provisions of such other applicable registration rights agreements.

         3. Shelf Registration Procedures. Whenever the Company is required by Section 2 hereof to use its commercially reasonable efforts to effect the registration of any of the Registrable Securities under the 1933 Act, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof and will, as expeditiously as possible:

                  (a) prepare and file the Shelf Registration Statement with the Commission within the time period set forth in Section 2(a) hereof, which Shelf Registration Statement (i) shall be available for the sale of such Registrable Securities in accordance with the intended method or methods of distribution by Harland and its affiliates and (ii) at the time the Shelf Registration Statement is declared effective by the Commission, it shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith;

                  (b) subject to Section 3(i) hereof, and until the Shelf Registration Termination Date, (i) prepare and file with the Commission such amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the applicable period; (ii) cause the Shelf Prospectus to be amended or


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supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the 1933 Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by Harland and its affiliates. Harland also shall promptly notify the Company in writing upon the completion of such offer or sale, any material change in the plan of distribution or disposition of all securities covered by such Shelf Registration Statement as described therein, or at such time as Harland no longer intends to make offers or sales under the Shelf Registration Statement;

                  (c) furnish Harland, without charge, as many copies of each Shelf Prospectus and any amendment or supplement thereto reasonably requested by Harland in order to facilitate the public sale or other disposition of the Registrable Securities covered by the Shelf Registration Statement, and the Company consents to the use of the Shelf Prospectus and any amendment or supplement thereto by Harland and its affiliates in connection with the offering and sale of the Registrable Securities covered by the Shelf Prospectus or amendment or supplement thereto;

                  (d) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement by the time the Shelf Registration Statement is declared effective by the Commission under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as Harland shall reasonably request in writing, and to keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction; and provided, further, that, notwithstanding anything in this Agreement to the contrary, if any jurisdiction in which the Registrable Securities shall be qualified shall require that expenses incurred in connection with such qualification in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by Harland, its affiliates and any other selling shareholders pro rata to the extent required by such jurisdiction, including but not limited to filing fees and expenses of counsel and other advisors and any commissions or discounts related to the Registrable Securities covered by the Shelf Registration Statement;

                  (e) notify Harland promptly and, if requested by Harland, confirm in writing (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Shelf Prospectus has been filed with the Commission, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities covered by the Shelf Registration Statement for offer or sale in any jurisdiction or the initiation


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of any proceeding for such purpose, and (v) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which
(A) such Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Shelf Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

                  (g) furnish to Harland, without charge, at least one executed original copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) cooperate with Harland to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold under the Shelf Registration Statement and not bearing any 1933 Act legend and enable certificates for such Registrable Securities to be issued for such numbers of shares as Harland may reasonably request at least two business days prior to any sale of such Registrable Securities;

                  (i)      upon the occurrence of any event contemplated by
Section 3(e)(v) hereof, use its commercially reasonable efforts promptly to prepare and file an amendment or a supplement to the Shelf Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Registrable Securities covered by the Shelf Prospectus, such Shelf Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

                  (j) make available for inspection during normal business hours by Harland and any counsel, accountants or other representatives retained by Harland all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by Harland, counsel, accountants or representatives in connection with the Shelf Registration Statement; provided, however, that such records, documents or information which the Company determines in good faith to be confidential and notifies Harland, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by Harland, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction (after providing the Company reasonable advance notice of such subpoena or court order so that the Company may seek a protective order or otherwise challenge the disclosure of such confidential information pursuant to such subpoena or court order), or (ii) such records,


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documents or information become generally available to the public other than through a breach of this Agreement;

                  (k) a reasonable time prior to the filing of any Shelf Registration Statement or any pre- or post-effective amendment thereto, or any Shelf Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to Harland;

                  (l) use its commercially reasonable efforts to cause the Registrable Securities covered by the Shelf Registration Statement to be listed on any securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

                  (m) provide a CUSIP number (if one does not already exist) for all Registrable Securities covered by the Shelf Registration Statement not later than the effective date of a Shelf Registration Statement; and

                  (n) use its commercially reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement meeting the requirements of Section 11(a) of the 1933 Act and Rule 158 thereunder or any similar rule as may be adopted by the Commission.

         In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 2 hereof and this Section 3, Harland covenants and agrees that (i) neither it nor any of its affiliates will offer or sell any Registrable Securities under the Shelf Registration Statement until Harland has received copies of the Shelf Prospectus as then amended or supplemented as contemplated by Section 3(c) and notice from the Company that the Shelf Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(e); (ii) upon receipt of any notice from the Company contemplated by Section 3(e) (in respect of the occurrence of an event contemplated by Section 3(e)(v)), neither Harland nor any of its affiliates shall offer or sell any Registrable Securities pursuant to the Shelf Registration Statement until Harland receives copies of the supplemented or amended Shelf Prospectus contemplated by Section 3(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, Harland will deliver to the Company (at the expense of the Company) all copies in its possession of the Shelf Prospectus as amended or supplemented at the time of receipt of such notice; and (iii) Harland and its affiliates will comply with the prospectus delivery requirements of the 1933 Act as applicable to them in connection with offers and sales of Registrable Securities covered by the Shelf Registration Statement in accordance therewith.

         4.       Demand Registrations for the Benefit of Harland.

                  (a) Requests for Demand Registration. In addition to the rights set forth in Section 2 hereof, Harland shall also be entitled to the rights contained in this Section 4. Subject to the remainder of Section 4 hereof, Harland, by written request delivered to the Company on or after the first business day following the Effective Time, may request registration under the 1933 Act of all or any portion of the Registrable Securities held by Harland or its affiliates for sale in


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the manner specified in such request. Each initial request for a Demand
Registration shall specify the number of Registrable Securities requested to be registered and sold by Harland or its affiliates and the method of disposition to be employed. Any request for registration pursuant to this Section 4(a) shall be referred to herein as a "Demand Registration Request" and all registrations requested pursuant to this Section 4 are referred to herein as "Demand Registrations."

                  (b) Number of Demand Registrations. Subject to Section 4(e)(iii) hereof, the Company shall be required to effect no more than one Demand Registration per every twelve month period beginning on the Effective Time pursuant to this Section 4; provided, however, that the Company shall not be obligated to effect more than three Demand Registrations under this Agreement. Further, the Company shall not be required to effect a Demand Registration while there is an effective Shelf Registration Statement on file with the Commission. Except as provided in Section 4(e)(iii), a registration shall count as a Demand Registration only when a registration statement covering all Registrable Securities covered by such Demand Registration Request shall have become effective (except that if, after it has become effective, the offering of Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or action of the Commission not occasioned by the fault of Harland, such registration shall be deemed not to have been effected unless such stop order, injunction or other order or request shall subsequently have been vacated or otherwise removed) and, if such method of disposition is a firm commitment underwritten public offering, all such Demand Registrable Securities shall have been sold pursuant thereto; provided, however, that if a registration statement filed by the Company pursuant to a Demand Registration Request (a "Demand Registration Statement") shall be abandoned or withdrawn at the behest of Harland, then the Company shall be deemed to have effected a Demand Registration.

                  (c) Minimum Offering Amount. The Company shall not be required to register Registrable Securities pursuant to a Demand Registration Request unless the aggregate Current Market Price (calculated as of the date of such Demand Registration Request) of all Demand Registrable Securities covered by the Demand Registration Request shall be $5,000,000 or more.

                  (d) Selection of Underwriters. If the method of disposition specified by Harland shall be an underwritten public offering, the Company may designate the managing underwriter of such offering subject to the approval of Harland, which approval shall not be unreasonably withheld.

                  (e)      Priority on Demand Registrations.

                           (i)      Underwriters' Carvebacks. The Company shall
be entitled to include in any Demand Registration Statement, for sale in accordance with the method of disposition specified by Harland, shares of Common Stock to be sold by the Company for its own account or by other shareholders of the Company for their account. Nonetheless, whether or not the Company desires to include any such additional shares in a Demand Registration, if such method of disposition is an underwritten public offering and the managing underwriters advise


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the Company in writing that in their opinion the number of securities requested to be included in such Demand Registration exceeds the maximum number which can be included in such offering without adversely affecting the marketability of the offering (the "Maximum Number"), then the Company shall limit the number of shares included in such Demand Registration to the Maximum Number, and the shares registered shall be selected in the following order of priority: (1) first, the number of securities requested to be included, which in the opinion of such underwriters can be sold, pro rata among the respective selling shareholders of Common Stock holding registration rights senior in priority to those granted under this Agreement, if any, (2) second, the number of securities requested to be included, which in the opinion of such underwriters can be sold, pro rata among the respective selling shareholders of Common Stock holding registration rights (A) granted under this Agreement or (B) granted prior to the date of this Agreement and that are not senior in priority to those granted under this Agreement, (3) third, the number of securities requested to be included, which in the opinion of such underwriters can be sold, pro rata among the respective selling shareholders of Common Stock holding registration rights granted after the date of this Agreement, (4) fourth, the number of securities requested to be included by the Company, which in the opinion of such underwriters can be sold, and (5) fifth, the number of securities requested to be included, which in the opinion of such underwriters can be sold, pro rata among the respective selling shareholders of Common Stock who have not been given registration rights by the Company and who the Company determines, in its sole discretion, may sell Common Stock in such registration, on the basis of the number of shares of Common Stock owned by each selling shareholder.

                           (ii)     Priority of Demand Registration Rights. So
long as Harland or its affiliates own any Registrable Securities, any registration rights granted by the Company after the date of this Agreement shall be junior in priority to the demand registration rights granted to Harland and its affiliates pursuant to Section 4 hereof. Harland and its affiliates acknowledge that the demand registration rights granted pursuant to this Section 4 hereof are (A) junior in priority to any registration rights that have been granted on a priority basis prior to the date hereof, and (B) pari passu with any other registration rights granted prior to the date hereof.

                           (iii)    Effect of Underwriters' Carvebacks.
Notwithstanding anything in this Agreement to the contrary, if the number of Registrable Securities ultimately included in a Demand Registration for registration by Harland or its affiliates is less than the amount of Registrable Securities to be registered by Harland or its affiliates originally set forth in the applicable Demand Registration Request by virtue of the application of
Section 4(e)(i) hereof, then such Demand Registration shall not count as a Demand Registration for purposes of the provisions of Section 4(b) hereof.

                  (f) Exceptions. Anything in this Section 4 to the contrary notwithstanding, the Company shall not be required to file a registration statement in connection with a Demand Registration (i) within six months after the effective date of a Demand Registration or any Piggyback Registration, provided that, as contemplated by Section 5, Harland and its affiliates shall have been afforded the opportunity to sell Registrable Securities pursuant to such registration statement, and, if such registration statement shall relate to an underwritten public offering, shall have been included therein to the extent requested by Harland and shall have been


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sold or (ii) if counsel for the Company, reasonably acceptable to Harland, shall deliver an opinion to Harland to the effect that, pursuant to Rule 144 under the 1933 Act or otherwise, Harland and its affiliates can publicly offer and sell the Registrable Securities as to which registration has been requested without registration under the 1933 Act.

         5.       Piggyback Registrations for the Benefit of Harland.

                  (a) Right to Piggyback. If the Company at any time proposes to register any of its Common Stock or other securities under the 1933 Act for sale to the public, whether for its own account or for the account of other shareholders or both (except with respect to registration statements on Form S-4, Form S-8 or another form not available for registering the Registrable Shares for sale to the public) (a "Piggyback Registration"), the Company will promptly (but in any event within 30 days) give written notice to Harland of its intention to effect such registration and will include, subject to Section 5(a) and in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion within five business days after the receipt of the Company's notice (a "Piggyback Registration Request").

                  (b)      Priority on Piggyback Registrations.

                           (i)      Underwriters' Carvebacks. If a Piggyback
Registration is an underwritten registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such Piggyback Registration exceeds the Maximum Number, the Company will include in such registration the shares requested to be included therein by the holders requesting such Piggyback Registration and the Registrable Securities covered by Piggyback Registration Requests and any other securities to be included in such registration pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration: (1) first, the number of securities requested to be included, which in the opinion of such underwriters can be sold, pro rata among the respective selling shareholders of Common Stock holding registration rights senior in priority to those granted under this Agreement, if any, (2) second, the number of securities requested to be included, which in the opinion of such underwriters can be sold, pro rata among the respective selling shareholders of Common Stock holding registration rights (A) granted under this Agreement or (B) granted prior to the date of this Agreement and that are not senior in priority to those granted under this Agreement, (3) third, the number of securities requested to be included, which in the opinion of such underwriters can be sold, pro rata among the respective selling shareholders of Common Stock holding registration rights granted after the date of this Agreement, (4) fourth, the number of securities requested to be included by the Company, which in the opinion of such underwriters can be sold, and (5) fifth, the number of securities requested to be included, which in the opinion of such underwriters can be sold, pro rata among the respective selling shareholders of Common Stock who have not been given registration rights by the Company and who the Company determines, in its sole discretion, may sell Common Stock in such registration, on the basis of the number of shares of Common Stock owned by each selling shareholder.

                           (ii)     Priority of Piggyback Registration Rights.
So long as Harland or its affiliates own any Registrable Securities, any piggyback registration rights granted by the Company after the date of this Agreement shall be junior in priority to the piggyback registration rights granted to Harland and its affiliates pursuant to Section 5 hereof. Harland and its affiliates acknowledge that the piggyback registration rights granted pursuant to this Section 5 hereof are (A) junior in priority to any registration rights that have been granted on a priority basis prior to the date hereof, and
(B) pari passu with any other registration rights granted prior to the date hereof.

         6. Demand Registration Procedures. Whenever the Company is required by Section 4 hereof to use its commercially reasonable efforts to effect the registration of any of the Registrable Securities under the 1933 Act, the Company shall use its commercially reasonable efforts to effect the registration and sale of the Registrable Securities in accordance with the intended method of disposition thereof and will, as expeditiously as possible:

                  (a) and in any case within 45 days after receiving a request for a Demand Registration, prepare and file with the Commission a registration statement (the "Demand Registration Statement") with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prior to the filing described in Section 6(a) above, furnish to Harland copies of the Demand Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the approval of Harland only with respect to any statement in the Demand Registration Statement which relates to Harland;

                  (c) notify Harland promptly and, if requested by Harland, confirm in writing, (i) when the Demand Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Demand Prospectus has been filed with the Commission, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Demand Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities covered by such Demand Registration Statement for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Demand Registration Statement is effective as a result of which (A) such Demand Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Demand Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Demand Registration Statement or any part thereof as promptly as possible;

                  (e) furnish to Harland, after delivery of a Demand Registration Request to the Company, without charge, at least one executed original copy of the Demand Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (f) prepare and file with the Commission such amendments and supplements to such Demand Registration Statement and the Demand Prospectus used in connection therewith as may be necessary to keep such Demand Registration Statement effective for the period specified in paragraph (a) above and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Demand Registration Statement in accordance with Harland's intended method of disposition set forth in such Demand Registration Statement for such period;

                  (g) furnish to Harland and to each underwriter such number of copies of the Demand Registration Statement and the Demand Prospectus included therein (including each preliminary prospectus) and such other documents, as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Demand Registration Statement;

                  (h) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Demand Registration Statement by the time such Demand Registration Statement is declared effective by the Commission under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as Harland shall reasonably request in writing, and to keep each such registration or qualification effective during the period such Demand Registration Statement is required to be kept effective; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 6(h), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction; and provided, further, that, notwithstanding anything in this Agreement to the contrary, if any jurisdiction in which the Registrable Securities covered by such Demand Registration Statement shall be qualified shall require that expenses incurred in connection with such qualification in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by Harland, its affiliates and any other selling shareholders pro rata to the extent required by such jurisdiction, including but not limited to filing fees and expenses of counsel and other advisors and any commissions or discounts related to such Registrable Securities;

                  (i) provide a transfer agent and registrar, which may be a single entity, for all Registrable Securities covered by such Demand Registration Statement not later than the effective date of the Demand Registration Statement;

                  (j) use its reasonable efforts to cause all Registrable Securities covered by such Demand Registration Statement to be listed on any securities exchange or quotation system on which similar securities issued by the Company are then listed;

                  (k) make available for inspection during normal business hours by Harland after delivery of a Demand Registration Request to the Company and any counsel, accountants or other representatives retained by Harland all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by Harland, counsel, accountants or representatives in connection with the Demand Registration Statement; provided, however, that such records, documents or information which the Company determines in good faith to be confidential and notifies Harland, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by Harland, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction (after providing the Company reasonable advance notice of such subpoena or court order so that the Company may seek a protective order or otherwise challenge the disclosure of such confidential information pursuant to such subpoena or court order), or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement.

For purposes of Section 5(a), Section 6(a) and Section 6(f), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to be that period during which the underwriters in such offering require in an underwriting agreement in the form customarily used by such underwriters for comparable transactions that the Company keep a registration statement effective to permit each underwriter to complete the distribution of all securities purchased by it, and the period of distribution of Demand Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or 60 days after the effective date thereof.

         7. Prospectus Deliveries. Harland and its affiliates will comply with the prospectus delivery requirements of the 1933 Act as applicable to them in connection with sales of Registrable Securities pursuant to any registration statement that includes any of the Registrable Securities.

         8. Demand and Piggyback Registration Expenses. In connection with any Demand Registration or Piggyback Registration, the Company shall pay all Registration Expenses and Harland shall pay all other expenses applicable to the shares sold by Harland and its affiliates.

         9. Suspension or Delay. Notwithstanding anything to the contrary in this Agreement, the Company may delay filing any registration statement and may withhold efforts to cause the registration statement to become effective, if the Company determines in good faith that such registration might (a) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (b) involve initial or continuing disclosure obligations that might not be in the best interest of the Company's shareholders. If, after a registration statement becomes effective, the Company advises the holders of registered shares that the Company considers it appropriate for the registration statement to be amended, the holders of such registered shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. Notwithstanding the foregoing, the Company shall not so delay, withhold or cause such suspension for more than an aggregate of 120 days without the consent of Harland.

         10. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that Harland and its affiliates shall furnish to the Company such information regarding Harland and its affiliates, the Registrable Securities held by them and their intended method or plan of distribution, and such other information as the Company shall reasonably request and as shall be required or appropriate, in connection with the action to be taken by the Company.

         11. Suspension of Disposition of Registrable Securities. Harland agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(v), Harland will and will cause its representatives and affiliates forthwith to discontinue any disposition of Registrable Securities until Harland receives copies of a supplemented or amended prospectus contemplated by Section 3(e)(v), or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, Harland will deliver to the Company (at the expense of the Company) all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in Section 6 (if applicable) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3(e)(v) to and including the date when Harland shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(e)(v) or the Advice.

         12. Expenses of Registration. The Company will pay all Registration Expenses incurred in connection with registration of Registrable Securities effected pursuant to this Agreement, including all registration and qualification fees, printing and accounting fees, and fees and disbursements of counsel for the Company. All other expenses (including the underwriting discounts, commissions and costs, and the costs and expenses described in
Section 3(d) and Section 6(h)), and expenses of counsel and other advisors to Harland and its affiliates, shall be borne by Harland.

         13. Rule 144 Sales. With a view to making available to Harland the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the Commission that may at any time permit Harland to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:

                  (a) file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act while it is subject to such registration requirements; and

                  (b) furnish to Harland so long as such Harland owns any of the Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements the 1934 Act (at any time for which it remains subject to such reporting requirements) and such other reports and documents so filed by the Company as may be reasonably requested by the Harland in availing Harland of any rule or regulation of the Commission permitting the selling of any such securities without registration.

         14.      Lockup Agreements.

                  (a) As a condition precedent to the Company's obligation to cause any registration under this Agreement, Harland and its affiliates agree that, from the date hereof and until the Effective Time, except as permitted pursuant to Section 24(a) and with the prior written consent of the Company and the prior written consent of any underwriter with respect to a public offering of the Company's securities (other than on Forms S-4, S-8 or any other successor forms), neither Harland nor any of its affiliates shall transfer, assign, convey or otherwise dispose of any Registrable Securities or any rights with respect thereto.

                  (b) As a condition precedent to the Company's obligation to cause any registration under this Agreement, and upon request of the underwriters managing an underwritten public offering (other than on Forms S-4, S-8 or any other successor forms), Harland agrees to enter and agrees to cause each of its affiliates who may sell Registrable Securities hereunder to enter into an agreement providing that, except with the prior written consent of such underwriters, for a period of time not to exceed one hundred eighty (180) days after the effective date of a registration statement covering any such public offering (or such shorter period as may be applicable with respect to such underwritten offering to Harland, any shareholder of the Company holding more than 1% of the shares of the Company's outstanding common stock, or any executive officer or director of the Company), they shall not sell, make any short sale of, loan, pledge, hypothecate, transfer, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, except for sales made by Harland or any of its affiliates in such underwritten public offering.

         15. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the full extent permitted by law, the Company hereby agrees to indemnify and hold harmless Harland and its affiliates holding Registrable Securities and each agent, officer, director and employee thereof, and each Person, if any, who controls Harland within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act and applicable state securities laws insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 15(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of Harland or any of its affiliates or any controlling Person of any of them, or
(ii) Harland's or such affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any offeree after the Company has furnished Harland with a sufficient number of copies of the same.

                  (b) To the full extent permitted by law, Harland and its affiliates hereby agree to indemnify and hold harmless the Company, each of its directors and officers, each Person, if any, who controls the Company within the meaning of the 1933 Act, and any underwriter for the Company (within the meaning of the 1933 Act), against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling Person or underwriter may become subject, under the 1933 Act and applicable state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by Harland expressly for use in connection with such registration; and Harland and such affiliates will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 15(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Harland (which consent shall not be unreasonably withheld).

                  (c) In no event shall the liability of Harland or any of its affiliates hereunder be greater than the dollar amount of the proceeds received by Harland or any such affiliate upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (d) Promptly after receipt by an indemnified party under this Section 15 of notice of the commencement of any action or knowledge of a claim that would, if asserted, give rise to a claim for indemnity hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 15, notify the indemnifying party in writing of the commencement thereof or knowledge thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action or of the knowledge of any such claim, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 15, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 15. The indemnification provided by this Section 15 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         16. Remedies. In addition to being entitled to exercise all rights provided in this Agreement and the Acquisition Agreement as well as all rights granted by law, including recovery of damages, the Company and Harland will be entitled to specific performance of its rights under this Agreement.

         17. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless such amendment, modification or supplement or waiver is approved in writing by the Company and Harland.

         18. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by personal delivery, by internationally recognized overnight courier (with charges prepaid) or by telecopy (with telephone confirmation) as follows:

                  (a) if to Harland, at the most current address given in accordance with the provisions of this Section 18, which address initially is the address of Harland as set forth in the Acquisition Agreement, with a copy (which shall not constitute notice) to Harland's counsel as identified in the Acquisition Agreement;

                  (b) if to the Company, initially at its address set forth in the Acquisition Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 18, with a copy (which shall not constitute notice) to the Company's counsel as identified in the Acquisition Agreement.

All such notices and communications shall be deemed to have been duly given or made when personally delivered, the day of guaranteed delivery by such overnight courier service or when transmitted to the specified telecopy number and confirmed by telephone, in each case addressed to the respective parties as set forth above.

         19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and each of which shall constitute one and the same agreement. Any Party may deliver an executed copy of this Agreement and any documents contemplated hereby by facsimile transmission to the other Party, and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.

         20. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         21. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of Georgia, excluding choice of law principles. The Company, Harland and each person who holds Registrable Securities pursuant to Section 24(a) hereunder consent to the exclusive jurisdiction and venue of the courts the United States Federal District Court of Georgia, in any judicial proceeding brought to enforce this Agreement. Without limiting the foregoing, each party hereby irrevocably and unconditionally waives, and agrees not to use as a defense, to the fullest extent permitted by applicable law (a) any objection which it may now or hereafter have to the laying of jurisdiction or venue in such courts (including any defense that it is not personally subject to the jurisdiction or venue of such courts) and (b) any claim that any such forum is an inconvenient forum.

         22. Invalidity of any Part. If any provision or part of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are consummated to the extent possible.

         23. Entire Agreement. This Agreement, along with the Acquisition Agreement and the agreements contemplated thereby, contain the entire agreement among the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior negotiations, arrangements or understandings, written or oral, with respect thereto.

         24.      No Assignment; Parties Benefited.

                  (a) Except as provided below, no Party may assign its rights, duties or obligations under this Agreement without the express written consent of the other Party. Any attempted assignment without such written consent shall be null and void. Notwithstanding the foregoing, Harland or any of the other Sellers (as such term is defined in the Acquisition Agreement) may transfer its Registrable Securities among such entities in transactions effected in accordance with the 1933 Act and all applicable state securities laws, rules and regulations. By accepting such Registrable Securities pursuant to such transfer, each such affiliate of Harland shall become a holder of Registrable Securities for purposes of this Agreement and shall become bound to all of the terms and conditions herein. The Company may transfer its rights and obligations under this Agreement to any Person who acquires all or substantially all of the Company's business, whether by sale of stock, sale of assets, merger or otherwise.

                  (b) Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         The Parties have executed this Registration Rights Agreement as of the date first above written.


                                  NETZEE, INC.

                                  By: /s/ Richard S. Eiswirth
                                     ------------------------------------------
                                          Richard S. Eiswirth
                                          Senior Executive Vice President and
                                          Chief Financial Officer


                                  JOHN H. HARLAND COMPANY


                                  By: /s/ John C. Walters
                                     ------------------------------------------
                                  Name:  John C. Walters
                                       ----------------------------------------
                                  Title: Vice President & Secretary
                                        ---------------------------------------